EXHIBIT 23.1
                                                             ------------


                     Consent of Independent Accountants


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1999, except as to Note 15, which is as of February 26, 1999 appearing on page 38 of Arvin Industries, Inc.'s Form 10-K for the year ended January 3, 1999.




   /s/ Pricewaterhouse Coopers LLP
   -------------------------------
   Pricewaterhouse Coopers LLP
   Indianapolis, Indiana
   April 12, 1999